Exhibit 31.1

                  Certification of the Chief Executive Officer
                          (Pursuant to Rule 13a-14(a))

I, David L. Cox, Chairman of the Board, President and Chief Executive Officer, certify that:

     1.  I have reviewed this Form 10-Q of Emclaire Financial Corp.;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the consolidated financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

     4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal controls over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

              (a) Designed such disclosure  controls and  procedures,  or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiary, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

              (b) Designed such internal  controls over  financial  reporting or caused such internal controls over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and preparation of financial statements for external purposes in accordance with generally accepted accounting principles.

              (c) Evaluated the  effectiveness  of the  registrant's  disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

              (d) Disclosed  in  this  report  any  change  in the  registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

     5. The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's Board of Directors (or persons performing the equivalent functions):

              (a) All significant  deficiencies  and material  weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

              (b) Any fraud,  whether or not material,  that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

     Date:  August 14, 2008                By:      /s/ David L. Cox
                                           -------------------------------------
                                           David L. Cox
                                           Chairman of the Board,
                                           President and Chief Executive Officer


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